UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2011

BERRY PETROLEUM COMPANY

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-9735	77-0079387
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

1999 BROADWAY, SUITE 3700, DENVER, COLORADO	80202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 999-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Berry Petroleum Company announced today that on July 22, 2011 it received a revised project approval letter from the California Department of Conservation, Division of Oil, Gas & Geothermal Resources (“DOGGR”).  The revised project approval letter will allow Berry to continue the full field development of its North Midway-Sunset diatomite asset.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

BERRY PETROLEUM COMPANY

By:	/s/ Davis O’Connor
Davis O’Connor
Vice President, General Counsel and Secretary

Date: July 25, 2011